SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




          Date of Report (Date of Earliest Event Reported) June 7, 2004
                                                           ------------


                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



           Delaware                                               91-1313292
           --------                                               ----------
(State or other jurisdiction of                                (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington 98370
                ------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------

Item 5:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 7, 2004 the registrant issued a press release announcing the close of a $1.9 million land sale to Kitsap County. A copy of that press release is attached hereto as Exhibit 99.1.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1              Press release of the registrant dated June 7, 2004

SIGNATURES
----------

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP


DATE: June 7, 2004       BY:     /s/ Thomas M. Ringo
                                 -------------------
                                 Thomas M. Ringo
                                 Vice President and Chief Financial Officer,
                                 Pope Resources, A Delaware Limited Partnership,
                                 and Pope MGP, Inc., General Partner